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                                                                      Exhibit 1B

                            LUCENT TECHNOLOGIES INC.

                          Medium Term Notes, Series [ ]

                         FORM OF DISTRIBUTION AGREEMENT

                                (_________, 199_)

(Name of Agents)


(Address)





Ladies and Gentlemen:

         Lucent Technologies Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time up to U.S. $_________ (or the equivalent thereof in other currencies or currency units) aggregate principal amount of its Medium Term Notes, Series [ ] (the "Notes"), as such amount shall be reduced by the aggregate principal amount of any other debt securities and the aggregate purchase price of any warrants issued by the Company, whether within or without the United States (the "Other Securities"), pursuant to the registration statement discussed in Section II hereof, or otherwise. The Notes are to be issued under an Indenture dated as of _____________, 1996 (the "Indenture") between the Company and ________________, Trustee (the "Trustee"). The Notes will be represented by either a global security registered in the name of a nominee of The Depository Trust Company (the "Depository"), as Depositary (a "Book-Entry Note"), or a certificate issued in definitive form (a "Certificated Note"), as selected by the purchaser and agreed to by the Company and specified in the applicable pricing supplement. Beneficial interests in Book-Entry Notes will be shown on, and transfers thereof will be effected only through records maintained by the Depositary and its participants. Book-Entry Notes will not be issuable in definitive form except under the circumstances described in the applicable prospectus supplement. The Notes shall be issued in the currency or currency unit (the "Specified Currency") and shall have the maturity ranges, annual interest rate (whether fixed or floating), redemption provisions, repayment provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time, including any pricing supplement ("Pricing Supplement").

                                       I.

         Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes (a) directly to investors on its own behalf or (b) through other agents, dealers or underwriters, the Company hereby (i) appoints [agents] to act as its agents to
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solicit orders for, and to sell, all or part of the Notes during a period beginning on the date hereof and ending when the Notes have been sold, or such other time as the Company may specify to you in writing, and (ii) agrees that whenever the Company determines to sell Notes directly to any of the Agents as principal for resale to others it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section I(b) hereof.

     (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent, severally and not jointly, will use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. As soon as practicable, but in any event not later than one business day in the location of each Agent concerned after receipt of notice from the Company, the Agents will suspend solicitation of offers of purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     Unless otherwise agreed between the Company and the Agents, the Company agrees to pay each Agent, as consideration for soliciting the sale of any Notes, a commission in the form of a discount equal to the following percentage of the principal amount of each Note sold by such Agent:


          Term                                        Commission Rate
          ----                                        ---------------
[From 9 months to 1 year                                   .125%
More than 1 year to 18 months                              .150%
More than 18 months to 2 years                             .200%
More than 2 years to 3 years                               .250%
More than 3 years to 4 years                               .350%
More than 4 years to 5 years                               .450%
More than 5 years to 6 years                               .500%
More than 6 years to 7 years                               .550%
More than 7 years to 10 years                              .600%
More than 10 years to 15 years                             .625%
More than 15 years to 20 years                             .700%
More than 20 years to 40 years                             .750%]

Each Agent is authorized to solicit offers to purchase Notes only in principal amounts of U.S. $25,000 or any amount in excess thereof which is a whole multiple of U.S. $10,000 or, if denominated in a Specified Currency other than U.S. dollars, then the equivalent, at the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve _______________________ or, in the case of European Currency Units at the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (or any successor publication), in either case on the Business Day, as defined in the Indenture, immediately preceding the trade date for such Notes, of U.S. $25,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any larger amount that is a whole multiple of 1,000 units of such Specified Currency. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in
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whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein.

         (b) Purchases as Principal. Each sale of Notes to an Agent, as principal, shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement (which shall be substantially in the form of Exhibit A hereto and which may take the form of an exchange of any standard form to written telecommunication between such Agent and the Company) is herein referred to as a "Terms Agreement." An Agent's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Notes, the Specified Currency in which such Notes shall be denominated, on which interest is to be paid and in which the redemption or repayment price, if any, is to be paid, the rate at which interest will be paid on the Notes, whether such rate of interest shall be fixed or floating and the time and place of delivery of any payment for such Notes (the "Settlement Date"). Such Terms Agreement shall also specify any requirements for opinions of counsel and letters from Coopers & Lybrand pursuant to Section III hereof and may also contain additional provisions relating to defaults by underwriters and other provisions relating to termination as may be agreed at the time between the Company and the applicable Agent.

         (c) Procedures. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium Term Notes, Series [ ] Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and the Agents.

         (d) Delivery. The documents required to be delivered by Section III of this Agreement shall be delivered on the date hereof or at such other time as you and the Company may agree upon in writing (each a "time of closings").

         (e) Other Securities. The Company agrees to notify each Agent of sales by the Company of the Other Securities.

                                       II.

         The Company represents and warrants to each Agent that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") registration statement No. [ ] including a prospectus relating to notes and warrants of the Company, including the Notes, which has become effective under the Securities Act of 1933 (the "Act"), and has filed or will file with, or has delivered or will deliver for filing to, the Commission a prospectus supplement specifically relating to the Notes pursuant to Rule 424 under the Act. The term "Registration Statement" means such registration statement, as amended to the date hereof, together with such prospectus supplements, as amended to the date hereof. The term "Basic Prospectus" means the prospectus, as amended, included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the
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prospectus supplement or supplements specifically relating to the Notes, as filed with, or delivered for filing to, the Commission pursuant to Rule 424. The term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Notes together with the Basic Prospectus. As used herein, Registration Statement, Basic Prospectus, Prospectus and preliminary prospectus shall include in each case the material, if any, incorporated by reference therein.

         (b) (i) Each part of the Registration Statement relating to the Notes, filed with the Commission pursuant to the Act, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each Prospectus, if any, relating to any Notes, filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder,
(iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and (iv) the Registration Statement and the Prospectus do not and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein or as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture.

         (c) Each document or portion thereof incorporated by reference in the Prospectus complied when filed with the Commission in all material respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), together with the applicable instructions, rules and regulations of the Commission thereunder, and each document, if any, hereafter filed under the Exchange Act and so incorporated by reference in the Prospectus will comply when so filed in all material respects with the requirements of such Exchange Act, instructions, rules and regulations.

         (d) The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of the Registration Statement and the Prospectus are public or certified accountants, independent with respect to the Company, as required by the Act and the rules and regulations of the Commission thereunder.

         (e) Neither the issuance or sale of the Notes nor the consummation of any other of the transactions contemplated in this Agreement nor the fulfillment of the terms of this Agreement will result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or the Company's Certificate of Incorporation or By-Laws, or, to the best of its knowledge, any order, rule or regulation applicable to the Company of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or its properties.
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                                      III.

         The obligations of each Agent hereunder are subject to the following conditions:

         (a) At the time of closing and at each Settlement Date with respect to any Terms Agreement, the Indenture shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement as amended from time to time, shall be in effect, no proceedings for that purpose shall be pending before, or threatened by, the Commission, and at the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, a certificate, dated the time of closing or such applicable Settlement Date and signed by a Vice President or the Treasurer of the Company to the effect that no such stop order is in effect and, to the knowledge of the Company, no proceedings for such purpose are pending before, or threatened by, the Commission.

         (b) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from counsel for the Company opinions, satisfactory to _______________________, your counsel, to the effect that:

             (i) the Company is a corporation in good standing, duly organized and validly existing under the laws of the State of Delaware and is authorized by its Certificate of Incorporation to transact the business in which it is engaged, as set forth in the Prospectus;

             (ii) the Company is duly qualified to transact the business in which it is engaged, as set forth in the Prospectus, in each state in which it operates;

             (iii) the Indenture has been duly executed and delivered pursuant to due authorization by appropriate corporate action, is a valid and binding agreement in accordance with its terms and has been duly qualified under the Trust Indenture Act;

             (iv) the Notes, when duly executed, registered and authenticated pursuant to the Indenture and delivered to and paid for by the purchasers thereof in accordance with the provisions hereof, will be legal, valid and binding obligations of the Company in accordance with their terms;

             (v) this Agreement (and, if the opinion is being given on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed and delivered on behalf of the Company and is valid and binding on the Company, except as rights to indemnification and contribution hereunder may be limited under applicable law;

             (vi) no consent, approval, authorization or other order of any regulatory authority (other than the order which has been entered by the Commission) is legally required for the issuance and sale of the Notes to you pursuant to the terms of this Agreement;
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             (vii) except as to financial statements and schedules contained therein, which such opinion need not pass upon, (A) each document or portion thereof incorporated by reference in the Prospectus complied when filed with the Commission as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) each part of the Registration Statement filed with the Commission, when it become effective, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and (C) the Registration Statement and the Prospectus, as amended or supplemented, if applicable, comply, and at the date of this Agreement complied, as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

             (viii) the opinions of counsel expressed or referred to under "Taxation" in the Prospectus are confirmed as correct.

         (c) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement to the Agent which is a party thereto shall have received, from _______________________ an opinion to the effect specified in clauses (iii) through (v), and (vii)(B) and (C) of paragraph (b) above,

         (d) Except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been, at the time of closing and at each Settlement Date with respect to any Terms Agreement, any material adverse change, financial or otherwise, in the condition of the Company from that set forth in the Registration Statement and the Prospectus; the representations and warranties of the Company herein shall be true at the time of closing and at each Settlement Date with respect to any Terms Agreement; the Company shall not have failed, at or prior to the time of closing or such applicable Settlement Date, to have performed all agreements herein contained which should have been performed by it at or prior to such time; and each Agent shall have received at the time of closing, and the Agent which is a party to any Terms Agreement shall have received at each Settlement Date with respect to any such Terms Agreement, a certificate to the foregoing effect dated the day of the closing and signed by a Vice President or the Treasurer of the Company.

         (e) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement the Agent which is party thereto shall have received, executed copies of a letter from Coopers & Lybrand addressed to the Company and to each Agent, if delivered at the time of closing, or to the Company and the applicable Agent if delivered in connection with any Terms Agreement, dated as of the closing date or the Settlement Date, as appropriate, to the effect that
(i) they are independent public accountants as required by the Act and the applicable published rules and regulations of the Commission thereunder; (ii) the audited financial statements contained in or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the applicable published rules and regulations of the Commission thereunder; and (iii) nothing has come to their attention as the result of specified procedures not constituting an audit that caused them to believe (A) that the unaudited financial statements, if any, contained in or incorporated by reference as aforesaid, do not so comply and are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial
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statements contained as aforesaid, (B) that there was any change in the capital stock or long or intermediate term debt of the Company, or any decrease in net assets, from the date of the latest balance sheet which is contained in or incorporated by reference in the Registration Statement as aforesaid to a date not more then five days prior to the date of such letter or (C) that there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, income before interest deductions or net income from the date of the latest figures for such items contained in the Registration Statement to the date of the latest available financial statements of the Company; provided, that with respect to any of the items specified in clause (iii), such letter may contain an exception for matters which the Registration statement discloses have occurred or may occur; and provided further, that the letter may vary from the requirements specified in this subparagraph in such manner as may be acceptable to each Agent if delivered at the time of closing or the applicable Agent if delivered in connection with a Terms Agreement.

         In case, at the time of closing, and at each Settlement Date with respect to any Terms Agreement, any of the conditions specified above in this
Article III shall not have been fulfilled, this Distribution Agreement may be terminated by the Agents, if such failure occurs at the time of closing, or by the applicable Agent, if such failure occurs at a Settlement Date with respect to any Terms Agreement, in each case by delivering written notice of termination to the Company. Any such termination shall be without liability of any party to any other party.

                                       IV.

         The obligation of the Company to deliver the Notes upon payment therefor shall be subject to the following conditions: at the time of closing, and at such Settlement Date with respect to any Terms Agreement, the Indenture shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement as amended from time to time, shall be in effect and no proceedings for the purpose shall then be pending before, or threatened by the Commission.

         In case the conditions specified above in this Article IV shall not have been fulfilled this Agreement may be terminated by the Company by delivering written notice of termination to the Agents if such failure occurs at the time of closing, or to the applicable Agent, if such failure occurs at a Settlement Date with respect to any Terms Agreement.

         Any such termination shall be without liability of any party to any other party.

                                       V.

         In further consideration of your agreements herein contained with respect to any Notes, the Company covenants and agrees as follows:

         (a) To furnish each of you, without charge, a copy of the Registration Statement, including exhibits and materials, if any, incorporated
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by reference therein and, during the period mentioned in paragraph (d) below, as many copies of the Prospectus, relating to such Notes, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request. The terms "supplement," and "amendment" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission subsequent to the date of the Basic Prospectus pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus.

         (b) To advise each of you promptly (confirming such advice in writing) of any official request made by the Commission for an amendment to the Registration Statement or Prospectus or for, additional information with respect thereto and of any official notice of the institution of proceedings for, or of the entry of, a stop order suspending the effectiveness of the Registration Statement. The Company will use its best efforts to prevent the issuance of any such stop order, and, if such a stop order should be entered, the Company will make every reasonable effort to obtain the lifting or removal thereof as soon as possible,

         (c) Not to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Notes of which you shall not previously have been advised or which shall be disapproved by _________________, your counsel, and not to file any document pursuant to the Exchange Act which is deemed to be incorporated by reference in the Prospectus of which _______________________ shall not previously have been advised.

         (d) If, during such period after the first date of the public offering of such Notes as in the opinion of _______________________, your counsel, the Prospectus relating to such Notes is required by law to be delivered, any event shall occur as a result of which it is necessary to amend or supplement such Prospectus in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement such Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to each of you, either amendments or supplements to such Prospectus so that the statements in such Prospectus as so amended or supplemented will not, in the light of the circumstances when such Prospectus is delivered to a purchaser, be misleading or so that such Prospectus will comply with law.

         (e) To use its best efforts to qualify the Notes, or to assist in the qualification of the Notes by or on behalf of each of you, for offer and sale under the securities or Blue Sky laws of such states as each of you may reasonably request, and to pay all expenses with respect thereto (including counsel fees), provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any state, or to incur or to pay any such expenses if no Notes are delivered to and purchased by any Agent by reason of an Agent's default in making payment for the Notes.

         (f) To cause to be made generally available to its security holders as soon as practicable an earnings statement or statements which shall meet the requirements of Section 11(a) of the Act and Rule 158 promulgated thereunder covering a period of twelve months which shall begin not later then the closing date of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Act) of the registration statement with respect to each sale of Notes.
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         (g) To apply the proceeds from the sale of the Notes as set forth under the heading "Use of Proceeds" appearing in the Prospectus.

         (h) Each acceptance by the Company of an offer for the purchase of Notes, and each sale of Notes to the applicable agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or the applicable Agent, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

         (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates (excluding any change in the formula by which such interest rate may be determined) or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of the Agent), or if the Company sells Notes to an Agent pursuant to a Terms Agreement, and if so indicated in the applicable Terms Agreement, the Company will deliver or cause to be delivered forthwith to each Agent or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a certificate of the Company signed by a Vice President or the Treasurer of the Company, dated the date of the effectiveness of such amendment or filing or supplement or sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Sections III(a) and (d) that was last furnished to the Agent (either pursuant to Sections III(a) and (d) or pursuant to this Section V(i)) are true and correct as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in Sections III(a) and (d) relating to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

         (j) Each time the Registration Statement or the Prospectus is amended or supplemented, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to each Agent, or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a written opinion of counsel of the Company satisfactory to such Agent; provided, however, that such opinion need not be furnished with respect to an amendment or supplement (i) providing solely for a change in the interest rates offered on the Notes (other than a change in the formula by which such interest rate may be determined) or for a change deemed immaterial in the reasonable opinion of such Agent, or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (ii) above, in the reasonable judgment of such Agent, such financial statements or other information are of such a nature that an opinion of counsel should be furnished; provided, further that such counsel need not provide an opinion regarding the content of such financial statements. Any such opinion shall be dated the date of such amendment or supplement, in form satisfactory to the Agent to whom such opinion will be delivered, and shall be of the same tenor as the opinion referred to in Section III(b) but modified to relate to the Registration

Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall cause Coopers & Lybrand, its independent public accountants, forthwith to furnish each Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section III(e) with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

         (l) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company substantially similar to the Notes (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper in the ordinary course of business), except as may otherwise be provided in any such Terms Agreement.

         (m) The Company will pay all expenses incident to the performance of its obligations under this Agreement and any applicable Terms Agreement, including: (i) the preparation and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Notes,
(iii) the fees and disbursements of the Company's accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Sections V(e), including filing fees and the reasonable fees and disbursements of your counsel in connection therewith and in connection with the preparation of any Blue Sky Memorandum and any Legal Investment Memorandum, (v) the printing and delivery to you in quantities as herein above stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indenture and any Blue Sky Memorandum and any Legal Investment Memorandum, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any advertising and other out-of-pocket expenses incurred with the approval of the Company, provided, however, that the expenses of any tombstone advertisement shall be paid by the Agents, and (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

         The Company shall also reimburse each Agent promptly upon receipt of an invoice from such Agent for the reasonable fees of counsel for such Agent incurred in connection with the offering and sale of the Notes (including the reasonable fees and expenses of special counsel in any state in the event it should become necessary to obtain opinions of such counsel as to

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usury or other matters of local law in order to obtain or maintain the qualifications referred to in Section V(e) hereof).

                                       VI.

         (a) The Company agrees to indemnify and hold each Agent, and each person, if any, who controls such Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages and liabilities with respect to the Notes or any other securities of the Company or its subsidiaries arising because the Registration Statement, any preliminary prospectus used in connection with the offering of the Notes or the Prospectus (if used within the period set forth in paragraph
(d) of Article V hereof and if used as amended or supplemented by all amendments or supplements thereto which have been furnished to you) contained or is alleged to have contained any untrue statement of a material fact or omitted or is alleged to have omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except as to losses, claims, damages or liabilities caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished to the Company herein or otherwise in writing by or on behalf of such Agent for use in connection with the preparation of any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or caused by any statement in or omission from the Statement of Eligibility and Qualification of the Trustee under the Indenture, provided that the indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of an Agent (or to the benefit of any person controlling such Agent) on account of any losses, claims, damages or liabilities arising from the sale of Notes to any person if a copy of the Prospectus (as amended or supplemented by all amendments or supplements thereto which have been furnished to such Agent, but without documents incorporated by reference therein or exhibits) shall not have been sent, mailed or given to such person, if required by the Act, at or prior to the written confirmation of the sale of such Notes to such person.

         (b) Each Agent agrees to indemnify and hold the Company, its directors, its officers who sign the registration statement, and each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages and liabilities arising because the Registration Statement or any preliminary prospectus relating to the Notes or the Prospectus or any amendment or supplement thereto contained or is alleged to have contained any untrue statement of a material fact or omitted or is alleged to have omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or any such preliminary prospectus or the Prospectus or any amendment or supplement thereto in reliance upon information furnished to the Company herein or otherwise in writing by or on behalf of such Agent for use in connection with the preparation thereof.

         (c) The Company and each Agent agree that upon the commencement of any action against it, its directors, its officers who sign the registration statement, or any person controlling it as aforesaid in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case of such notice of any such action, the indemnifying party or parties shall be entitled to participate at its or their own expense in the defense of such action, or, if it or they so elect, to assume the defense of such action, and in the latter event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party or parties shall not elect to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties include both the indemnifying party or parties and the indemnified party and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party or parties shall not have the right to assume the defense of such action on behalf of such indemnified party or parties and will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party or parties, it being understood that the indemnifying party or parties shall not, in, connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the Agent who is a party to the proceeding or, if more than one Agent is party to the proceedings, by mutual agreement of the Agents, or controlling persons are indemnified parties and by the Company in the case of an action in which the Company or any of its directors, officers or controlling persons are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by an indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

         (d) If the indemnification provided for in paragraph (a) or (b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses claims damages or liabilities in such proportion as is appropriate to reflect primarily the relative benefits received by the Company on the one hand and each Agent an the other from the offering of the Notes and also to reflect where appropriate the relative fault of the Company on the one hand and of each Agent on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and of each Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the company or by each Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this paragraph (d) shall be deemed to include, subject to the limitation set forth above in this Article VI, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes distributed by it were offered to the public exceeds the amount of any damages which such Agent has been required to pay, otherwise than pursuant to this paragraph (d), by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this
Article VI and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination DE this Agreement or of any Terms Agreements hereunder, (it) any investigation made by any Agent or on its behalf or any person controlling any Agent or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

                  This Agreement and any Terms Agreement hereunder shall inure to the benefit of the Company, its directors, its officers who sign the registration statement, each Agent or in the came of any such Terms Agreement, the applicable Agent and each controlling person referred to in Article VI hereof and their respective successors. Nothing in this Agreement or in any Terms Agreement hereunder is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement hereunder or any provision herein or therein contained. The term "successor" as used in this Agreement or any Terms Agreement hereunder shall not include any purchaser, as such purchasers of any of the Notes from an Agent.

                  The provisions of this Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be, In the event of such suspension or termination with respect to any Agent, (m) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Notes already issued, agreed to be Issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the third paragraph of Article I (i)(a),
Article V (t), Article V (m) and Article VI are concerned.

                  This Agreement and any Terms Agreement may be executed in any number of counterparts, each of which shall be an original; with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  This Agreement and any Terms Agreement hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,

                                       Lucent Technologies Inc.




                                       By_____________________________________
                                       Name:
                                       Title:

Accepted:
(Agent)

By____________________
        Title:


(Agent)

By____________________
      Title:


(Agent)

By_____________________
      Title:

age    0

                            LUCENT TECHNOLOGIES INC.

                            Medium Term Notes, Series

                                 TERMS AGREEMENT

                                                          ________________, 19__

Lucent Technologies Inc.


Attention:

             Re: Distribution Agreement dated                199_

             The undersigned agrees to purchase the following principal amount of your Medium Term Notes, Series [ ]

                               Specified Currency:
                                   Principal:
                                    Interest:
                  Aggregate Principal Amount. [U.S. $1 [other] Price to Public:
                  (Provisions relating to redemption if any:]
                  [Provisions relating to repayment, if any:] If Fixed-Rate]
                  If Fixed Rate Notes:
                             Interest Rate:
                                Maturity:
                  If Floating Rate Notes:(1)
                       Base Rate:
                       Initial Interest Date: Interest.  Determination Date:
                       Interest Reset Date:
                       Record Date:
                       Interest Payment Dates: Index Maturity:
                       Maturity:
                       Maximum Interest Rate: Minimum Interest Rate: Spread:
                       Spread Multiplier:
                  Settlement Date and Time:
                  Place of Delivery:
                  Calculation Agent:
                  Form of Note (Book Entry or Certificate)
                       Method of and Specified Funds for Payment Of Purchase
                       Price: [By certified or official bank check or checks, payable to the order of the Company, in [New York] Clearing House] [immediately available] funds
                       [By wire transfer to a bank

_________________________
(1) See Prospectus Supplement dated __________, 199__ for explanation of terms.

                       account specified by the Company in [next day] [immediately available] funds]
                       Provisions relating to underwriter default, if any:
                       Other termination provisions, if any:

                  [The certificates referred to in Section V(i) of the Distribution Agreement, the opinion referred to in Section V(j) of the Distribution Agreement and the accountants letter referred to in
         Section V(k) of the Distribution Agreement will be required.)

                                            [                      ]

                                       By:______________________________


Accepted:

LUCENT TECHNOLOGIES INC.

By:

                            LUCENT TECHNOLOGIES INC.

            MEDIUM TERM NOTES, SERIES [ ], ADMINISTRATIVE PROCEDURES

                  Medium Term Notes, Series [ ] the "Notes") are to be offered on a continuous basis by Lucent Technologies Inc. (the "Company"). [Agents], as agents individually an "Agent" and collectively the "Agents"), have agreed to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes for their own accounts. The Notes are being sold pursuant to a Distribution Agreement among the Company and each Agent dated ______ 199__ (the "Distribution Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). _______________________ is the trustee (the "Trustee") under the Indenture covering the Notes (the "Indenture"). __________________________________ ("Agent") has been appointed authenticating agent, registrar and transfer agent, paying agent and calculation agent with respect to the Notes.

                  Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to AGENT as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC ("a Book-Entry Vote") or a Certificated delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a Certificated representing such a Note.

                  AGENT will act as Paying Agent for the payment of principal of and premium, if any, and interest on the Notes and will perform, as paying agent, unless otherwise specified, the other duties specified herein. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Parts I and II hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Parts I and III hereof. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

                  Administrative procedures and specific terms of the offerings are explained below.

PART I:           Administrative Procedures for all Notes
Maturities:                                                   Each Note will have a maturity from date of issue of not
                                                              less than nine months and not more than forty years.

Price to Public:                                              Each Note will be issued at 100% of principal amount unless otherwise specified in the applicable pricing supplement.

Acceptance of Orders:                                         The Company will have the sole right to accept offers to
                                                              purchase Notes. Each Agent will promptly advise the

                                                              Company of each reasonable offer to purchase Notes
                                                              received by it, and, if the Company has not posted rates,
                                                              the proposed rate of interest on such Notes. The Company
                                                              may reject an offer in whole or in part. Each Agent may
                                                              reject, in its discretion reasonably exercised, any offer
                                                              received by it in whole or in part.

                                                              If the Company accepts an offer to purchase a Note it will prepare a pricing supplement reflecting the terms of such
                                                              Note and will, so long as it is a participant in the SEC's
                                                              EDGAR program, electronically submit a version of such
                                                              pricing supplement complying with the rules of the SEC
                                                              relating to such program, or, if the Company is no longer
                                                              a participant in such program, arrange to have ten copies
                                                              of such pricing supplement filed with, or mailed for
                                                              filing to, the Commission, in each case no later than the
                                                              second business day following the date such offer is
                                                              accepted, and will supply a sufficient number of copies
                                                              thereof to the selling Agent and one copy to AGENT.

Procedure for                                                 The Company and the Agent will discuss from time to time
Rate Changes:                                                 the aggregate principal amount of, the issuance price of,
                                                              and the interest rates to be borne by, Notes that may be
                                                              sold as a result of the solicitation of orders by the
                                                              Agent. When a decision has been reached to change the
                                                              interest rates of Notes being sold by the Company, the
                                                              Company will promptly inform each Agent. Each Agent will
                                                              advise the Company with respect to the changed rates. See
                                                              Administrative Procedures, "Acceptance of Orders."

Suspension of                                                 The Company may instruct the Agents to suspend solicitation of
Solicitation;                                                 purchases at any time. Upon receipt of such instructions, the
Amendment or                                                  Agents will forthwith suspend solicitation until such time as
Supplement:                                                   the Company has advised it that solicitation of purchases may be resumed.

                                                              If the Company decides to amend or supplement the
                                                              Registration

                                                              Statement or the Prospectus relating to the Notes, it will promptly advise the Agents, The _______________________
                                                              and AGENT and will furnish the Agents, The
                                                              _______________________, and AGENT with the proposed
                                                              amendment or supplement in accordance with the terms of
                                                              the Distribution Agreement. The Company will file with the
                                                              Commission any supplement to the Prospectus relating to
                                                              the Notes including any supplement which provides solely
                                                              for a change in the interest rates offered on the Notes,
                                                              provide the Agents with sufficient quantities of copies of any supplement within a reasonable time prior to the
                                                              earlier of the delivery of written confirmation of the
                                                              sale of Notes or the delivery of Notes to any purchaser
                                                              thereof, and confirm to the Agents that such supplement
                                                              has been filed with the Commission.

                                                              In the event that at the time the Company suspends
                                                              solicitation of purchases there shall be any orders
                                                              outstanding for settlement, the Company will promptly
                                                              advise the Agents, The _______________________, and AGENT
                                                              whether such orders may be settled and whether copies of
                                                              the Prospectus as in effect at the time of the suspension
                                                              may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for
                                                              such decision and for any arrangements which may be made
                                                              in the event that the Company determines that such orders
                                                              may not be settled or that copies of such Prospectus may
                                                              not be so delivered.

Delivery of                                                   Each Agent shall, for each Note order received by it,
Prospectus:                                                   deliver a copy of the Prospectus as most recently amended
                                                              or supplemented (including the pricing supplement relating to such Note) with the earlier of the delivery of the
                                                              confirmation of sale of the Note to a purchaser or such
                                                              purchaser's agent.

Payment of                                                    The selling commission on each
Selling                                                       sale of Notes will be calculated
Commission                                                    by the applicable Agent and the
and Expenses:                                                 applicable Agent will deduct, for
                                                              its own account, the selling
                                                              commission from the proceeds of each
                                                              such sale of Notes.  Each Agent will
                                                              forward, from time to time at its
                                                              discretion, an itemized statement
                                                              setting forth the aggregate amount
                                                              of out-of-pocket expenses incurred
                                                              by it in connection with the
                                                              offering and sale of the Notes,
                                                              which are reimbursable to it
                                                              pursuant to the terms of the
                                                              Distribution Agreement.  The Company
                                                              will promptly remit payment to such
                                                              Agent.

Advertising:                                                  The Company will determine with each
                                                              Agent the form, substance and amount
                                                              of advertising that may be
                                                              appropriate in offering the Notes.
                                                              Advertising expenses will be paid by
                                                              the Company or reimbursed to the
                                                              Agents by the Company; provided,
                                                              however, that the expenses of any
                                                              tombstone advertisement shall be
                                                              paid by the Agents.

PART II:          Administrative Procedures For Book-Entry Notes

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, AGENT will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and AGENT to DTC and the Trustee dated as of the date hereof, and a Medium Term Note Certificated Agreement between AGENT and DTC, dated as of March 11, 1988 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                                     On any date of Settlement (as
                                                              defined under "Settlement" below)
                                                              for one or more Book-Entry Notes the
                                                              Company will issue a global security
                                                              in fully registered form without
                                                              coupons (a "Global Security")
                                                              representing up to $100,000,000
                                                              principal amount of all such Notes
                                                              that have the same stated maturity,
                                                              redemption or repayment provisions,
                                                              interest payment dates, interest
                                                              payment period and original issue
                                                              dates and, in the case of Fixed Rate
                                                              Notes, interest rate, or in the case
                                                              of Floating Rate Notes, initial
                                                              interest rate base rate, index
                                                              maturity, interest reset period,
                                                              interest reset dates, spread or

                                                     - 21 -

                                                              spread multiplier, minimum interest
                                                              rate (if any), and maximum interest
                                                              rate (if any) (collectively "Terms").
                                                              Each Global Security will be dated and
                                                              issued as of the date of its
                                                              authentication by AGENT, acting as
                                                              Authenticating Agent. No Global
                                                              security will represent (i) both Fixed
                                                              Rate and Floating Rate Book-Entry
                                                              Notes or (ii) any Certificated Note.

Identification                                                The Company has arranged with the
Numbers:                                                      CUSIP Service Bureau of Standard
                                                              Poor's Corporation (the "CUSIP
                                                              Service Bureau") for the reservation
                                                              of a series of CUSIP numbers
                                                              (including tranche numbers), which
                                                              series consists of approximately 900
                                                              CUSIP numbers and relates to Global
                                                              Securities representing the Book-
                                                              Entry Notes.  The Company has
                                                              obtained from the CUSIP Service
                                                              Bureau a written list of such series
                                                              of reserved CUSIP numbers and has
                                                              delivered to AGENT and DTC a written
                                                              list of such reserved CUSIP numbers
                                                              of such series.  The Company will
                                                              assign CUSIP numbers to Global
                                                              Securities as described below under
                                                              Settlement Procedure "B".  DTC will
                                                              notify the CUSIP Service Bureau
                                                              periodically of the CUSIP numbers
                                                              that the Company has assigned to
                                                              Global Securities.  At any time when
                                                              fewer than 100 of the reserved CUSIP
                                                              numbers of the series remain
                                                              unassigned to Global Securities, and
                                                              if it deems necessary, the Company
                                                              will reserve additional CUSIP
                                                              numbers for assignment to Global
                                                              Securities.  Upon obtaining such
                                                              additional CUSIP numbers, the
                                                              Company shall deliver a list of such
                                                              additional CUSIP numbers to AGENT
                                                              and DTC.

Registration:                                                 Global Securities will be issued
                                                              only in fully registered form
                                                              without coupons.  Each Global
                                                              Security will be registered in the
                                                              name of CEDE & Co., as nominee for
                                                              DTC, on the security register
                                                              maintained under the Indenture by
                                                              AGENT as Registrar and Transfer
                                                              Agent.  The beneficial owner of a
                                                              Book-Entry Note (or one or more
                                                              indirect participants in DTC
                                                              designated by such owner) will

                                               - 22 -

                                                              designate one or more participants in
                                                              DTC (with respect to such Note, the
                                                              "Participants") to act as agent or
                                                              agents for such owner in connection
                                                              with the book-entry system maintained
                                                              by DTC, and DTC will record in
                                                              book-entry form, in accordance with
                                                              instructions provided by such
                                                              Participants, a credit balance with
                                                              respect to such beneficial owner in
                                                              such Note in the account of such
                                                              Participants. The ownership interest
                                                              of such beneficial owner in such Note
                                                              will be recorded through the records
                                                              of such Participants or through the
                                                              separate records of such Participants
                                                              and one or more indirect participants
                                                              in DTC.

Transfers:                                                    Transfers of a Book-Entry Note will
                                                              be accompanied by book entries made
                                                              by DTC and, in turn, by Participants
                                                              (and in certain cases, one or more
                                                              indirect participants in DTC) acting
                                                              on behalf of beneficial transferor
                                                              and transferees of such Note.

Exchanges:                                                    AGENT may deliver to DTC and the
                                                              CUSIP Service Bureau at any time a
                                                              written notice of consolidation
                                                              specifying (i) the CUSIP numbers of
                                                              two or more Outstanding Global
                                                              Securities that represent (A) Fixed
                                                              Rate Book-Entry Notes having the
                                                              same terms and for which interest
                                                              has been paid to the same date, or
                                                              (B) Floating Rate Book-Entry Notes
                                                              having the same terms and for which
                                                              interest has been paid to the same
                                                              date, (ii) a date, occurring at
                                                              least thirty days after such written
                                                              notice is delivered and at least
                                                              thirty days before the next interest
                                                              payment date for such Book-Entry
                                                              Notes, on which such Global
                                                              Securities shall be exchanged for a
                                                              single replacement Global Security
                                                              and (iii) a new CUSIP number,
                                                              obtained from the Company, to be
                                                              assigned to such replacement Global
                                                              Security.  Upon receipt of such a
                                                              notice, DTC will send to its
                                                              participants (including AGENT) a
                                                              written reorganization notice to the
                                                              effect that such exchange will occur
                                                              on such date.  Prior to the
                                                              specified exchange date, AGENT will
                                                              deliver to the CUSIP Service Bureau

                                                -23-

                                                              a written notice setting forth such
                                                              exchange date and the new CUSIP
                                                              number and stating that, as of such
                                                              exchange date, the CUSIP numbers of
                                                              the Global Securities to be
                                                              exchanged will no longer be valid.
                                                              On the specified exchange date,
                                                              AGENT will exchange such Global
                                                              Securities for a single Global
                                                              Security bearing the new CUSIP
                                                              number and the CUSIP numbers of the
                                                              exchanged Global Securities will in
                                                              accordance with CUSIP Service Bureau
                                                              procedures, be canceled and not
                                                              immediately reassigned.
                                                              Notwithstanding the foregoing, if
                                                              the Global Securities to be
                                                              exchanged exceed $100,000,000 in
                                                              aggregate principal amount, one
                                                              Global Security will be authen-
                                                              ticated and issued to represent each
                                                              $100,000,000 of principal amount of
                                                              the exchanged Global Security and an
                                                              additional Global Security will be
                                                              authenticated and issued to repre-
                                                              sent any remaining principal amount
                                                              of such Global Securities (see
                                                              "Denominations" below).

Denominations:                                                Book-Entry Notes will be issued in
                                                              principal amounts of $25,000 or any
                                                              amount in excess thereof that is an
                                                              integral multiple of $1,000.  Global
                                                              Securities will be denominated in
                                                              principal amounts not in excess of
                                                              $100,000,000.  If one or more Book-
                                                              Entry Notes having an aggregate
                                                              principal amount in excess of
                                                              $100,000,000 would, but for the
                                                              preceding sentence, be represented
                                                              by a single Global Security, then
                                                              one Global Security will be issued
                                                              to represent each $100,000,000
                                                              principal amount of such Book-Entry
                                                              Note or Notes and an additional
                                                              Global Security will be issued to
                                                              represent any remaining principal
                                                              amount of such Book-Entry Note or
                                                              Notes.  In such a case, each of the
                                                              Global Securities representing such
                                                              Book-Entry Note or Notes shall be
                                                              assigned the same CUSIP number.

Interest:                                                     General.  Interest on each Book-
                                                              Entry Note will accrue from the
                                                              original issue date or the last date
                                                              to which interest has been paid, if
                                                              any, on the Global Security
                                                              representing such Note.  Unless

                                                -24-

                                                              otherwise specified therein, each
                                                              payment of interest on a Book-Entry
                                                              Note will include interest accrued to
                                                              but excluding the interest payment
                                                              date (provided that in the case of
                                                              Floating Rate Notes which reset
                                                              weekly, interest payments will include
                                                              interest accrued to and including the
                                                              regular record date immediately
                                                              preceding the interest payment date)
                                                              or maturity date (other than an
                                                              interest payment date occurring on the
                                                              thirty-first day of a month, in which
                                                              case such payment will include
                                                              interest accruing to and including the
                                                              thirtieth day of such month). Interest
                                                              payable at the maturity of a
                                                              Book-Entry Note will be payable to the
                                                              person to whom the principal of such
                                                              Note is payable. Standard & Poor's
                                                              Corporation will use the information
                                                              received in the pending deposit
                                                              message described under Settlement
                                                              Procedure "Co." below in order to
                                                              include the amount of any interest
                                                              payable and certain other information
                                                              regarding the related Global Security
                                                              in the appropriate weekly bond report
                                                              published by Standard & Poor's
                                                              Corporation.

                                                              Regular Record Dates. The Regular
                                                              Record Date with respect to any
                                                              interest payment date shall be the
                                                              date fifteen calendar days immediately
                                                              preceding such interest payment date.

                                                              Fixed Rate Book-Entry Notes. Interest
                                                              payments on Fixed Rate Book-Entry
                                                              Notes will be made semiannually on
                                                              March 15 and September 15 of each year
                                                              and at maturity; provided, however,
                                                              that in the case of a Fixed Rate
                                                              Book-Entry Note issued between a
                                                              Regular Record Date and an interest
                                                              payment date or on an interest payment
                                                              date, the first interest payment will
                                                              be made on the interest payment date
                                                              following the next succeeding
                                                              Regular Record Date; provided further,
                                                              that if an interest payment date would
                                                              otherwise be a day that is not a
                                                              Business Day, such payment will be
                                                              made on the succeeding Business Day,
                                                              and no interest shall accrue on such

                                                              payment for the period from and after
                                                              such interest payment date.

                                                              Floating Rate Book-Entry Notes.
                                                              Interest payment will be made on
                                                              Floating Rate Book-Entry Notes
                                                              monthly, quarterly semi-annually, or
                                                              annually. Unless otherwise agreed
                                                              upon, interest will be payable, in the
                                                              case of Floating Rate Book-Entry Notes
                                                              with a monthly interest payment
                                                              period, on the third Wednesday of each
                                                              month; with a quarterly interest
                                                              payment period, on the third Wednesday
                                                              of March, June, September and December
                                                              of each year; with a semi-annual
                                                              interest payment period on the third
                                                              Wednesday of the two months specified
                                                              pursuant to Settlement Procedure "A"
                                                              below; and with an annual interest
                                                              payment period, on the third Wednesday
                                                              of the month specified pursuant to
                                                              Settlement Procedure "Alt below;
                                                              provided, however, that if an interest
                                                              payment date for Floating Rate
                                                              Book-Entry Notes would otherwise be a
                                                              day that is not a Business Day, as
                                                              defined in such Note, with respect to
                                                              such Floating Rate Book-Entry Notes,
                                                              such payment will be made on the next
                                                              succeeding Business Day with respect
                                                              to such Floating Rate Book-Entry
                                                              Notes, and no interest shall accrue on
                                                              such payment for the period from and
                                                              after such interest payment date,
                                                              except in the case of a LIBOR Note if
                                                              such Business Day is in the next
                                                              succeeding calendar month, in which
                                                              event such payment will be made on the
                                                              immediately preceding Business Day and
                                                              interest shall accrue only to such
                                                              interest payment date; and provided,
                                                              further, that in the case of a
                                                              Floating Rate Book-Entry Note issued
                                                              between a Regular Record Date and an
                                                              interest payment date or on an
                                                              interest payment date, the first
                                                              interest payment will be made on the
                                                              interest payment date following the
                                                              next succeeding Regular Record Date.

                                                              Notice of Interest Payment and Regular
                                                              Record Dates. On the first Business
                                                              Day of March, June, September, and
                                                              December of each year, AGENT will
                                                              deliver to the

                                                -26-

                                                              Company, the Trustee and DTC a written
                                                              list of Regular Record Dates and
                                                              interest payment dates that will occur
                                                              with respect to Book-Entry Notes
                                                              during the six-month period beginning
                                                              on such first Business Day.

Calculation of                                                Fixed Rate Book-Entry Notes.
Interest:                                                     Interest on Fixed Rate Book-Entry
                                                              Notes (including interest for
                                                              partial periods) will be calculated on
                                                              the basis of a year of twelve
                                                              thirty-day months. (Examples of
                                                              interest calculations are as follows:
                                                              The period from August 15, 1991, to
                                                              February 15, 1992, equals 6 months and
                                                              0 days, or 180 days; the interest
                                                              payable equals 180/360 times the
                                                              annual rate of interest times the
                                                              principal amount of the Note. The
                                                              period from September 17, 1991, to
                                                              February 15, 1992, equals 4 months and
                                                              26 days, or 148 days; the interest
                                                              payable equals 148/360 times the
                                                              annual rate of interest times the
                                                              principal amount of the Note.)

                                                              Floating Rate Book-Entry Notes.
                                                              Interest rates on Floating Rate
                                                              Book-Entry Notes will be determined as
                                                              set forth in the form of Notes.
                                                              Interest on Floating Rate Book-Entry
                                                              Notes will be calculated on the basis
                                                              of actual days elapsed and a year of
                                                              360 days except that in the case of
                                                              Treasury Rate Notes, interest will be
                                                              calculated on the basis of the actual
                                                              number of days in the year.

Payments of                                                   Payment of Interest Only
Principal and                                                 Promptly after each Regular Record
Interest:                                                     Date, AGENT will deliver to the
                                                              Company, the Trustee and DTC a written
                                                              notice specifying by CUSIP number the
                                                              amount of interest to be paid an each
                                                              Global Security on the following
                                                              interest payment date (other than an
                                                              interest payment date coinciding with
                                                              maturity) and the total of such
                                                              amounts. DTC will confirm the amount
                                                              payable on each Global Security on
                                                              such Interest Payment Date by
                                                              reference to the appropriate (daily or
                                                              weekly) bond reports published by
                                                              Standard & Poor's Corporation. The
                                                              Company

                                                -27-

                                                              will pay to AGENT, as Paying Agent,
                                                              the total amount of interest due on
                                                              such Interest Payment Date (other than
                                                              at maturity), and AGENT will pay such
                                                              amount to DTC at the times and in the
                                                              manner set forth below under "Manner
                                                              of Payment".

                                                              Payments at Maturity and on Redemption
                                                              or Repayment. On or about the first
                                                              Business Day of each month, AGENT will
                                                              deliver to the Company, the Trustee
                                                              and DTC a written list of principal
                                                              and interest to be paid on each Global
                                                              Security maturing either at stated
                                                              maturity or on a redemption or
                                                              repayment date in the following month.
                                                              AGENT, the Company and DTC will
                                                              confirm the amounts of such principal
                                                              and interest payments with respect to
                                                              each such Global Security on or about
                                                              the fifth Business Day preceding the
                                                              maturity of such Global Security. The
                                                              Company will pay to AGENT, as Paying
                                                              Agent, the principal amount of such
                                                              Global Security, together with
                                                              interest due at such maturity. AGENT
                                                              will pay such amounts to DTC at the
                                                              times and in the manner set forth
                                                              below under "Manner of Payment". If
                                                              any stated maturity of a Global
                                                              Security representing Book-Entry Notes
                                                              is not a Business Day, the payment due
                                                              on such day shall be made on the next
                                                              succeeding Business Day and no
                                                              interest shall accrue on such payment
                                                              for the period from and after such
                                                              maturity. Promptly after payment to
                                                              DTC of the principal and interest due
                                                              at the maturity of such Global
                                                              Security, AGENT shall deliver such
                                                              Global Security to the Trustee which
                                                              shall cancel such Global Security in
                                                              accordance with the terms of the
                                                              Indenture and so advise the Company.
                                                              On the first Business Day of each
                                                              month, AGENT will deliver to the
                                                              Trustee a written statement indicating
                                                              the total principal amount of
                                                              outstanding Global Securities as of
                                                              the preceding Business Day.

                                                              Manner of Payment. The total amount of
                                                              any principal and interest due on
                                                              Global Securities on any interest
                                                              payment date or at maturity shall be

                                                -28-

                                                              paid by the Company to AGENT in
                                                              immediately available funds as of 9:30
                                                              A.M. (New York City time) on such
                                                              date. The Company will make such
                                                              payment on such Global Securities by
                                                              wire transfer to AGENT or by
                                                              instructing AGENT to withdraw funds
                                                              from an account maintained by the
                                                              Company at AGENT. The Company will
                                                              confirm such instructions in writing
                                                              to AGENT. Prior to 10 A.M. (New York
                                                              City time) on each maturity date,
                                                              redemption or repayment, or as soon as
                                                              possible thereafter, following receipt
                                                              of such funds from the Company, AGENT
                                                              will pay by separate wire transfer
                                                              (using Fedwire message entry
                                                              instructions in a form previously
                                                              specified by DTC) to an account at the
                                                              Federal Reserve
                                                              _______________________ previously
                                                              specified by DTC in funds available
                                                              for immediate use by DTC, each payment
                                                              of principal (together with interest
                                                              thereon) due on a Global Security on
                                                              such date. On each interest payment
                                                              date (other than at maturity),
                                                              interest payments shall be made to DTC
                                                              in funds available for immediate use
                                                              by DTC, in accordance with existing
                                                              arrangements between MT and DTC. On
                                                              each such date, DTC will pay, in
                                                              accordance with its SDFS operating
                                                              procedures then in effect, such
                                                              amounts in funds available for
                                                              immediate use to the respective
                                                              Participants in whose names the
                                                              Book-Entry Notes represented by such
                                                              Global Securities are recorded in the
                                                              book-entry system maintained by DTC.
                                                              Neither the Company (as issuer or as
                                                              Paying Agent), the Trustee nor AGENT
                                                              shall have any direct responsibility
                                                              or liability for the payment by DTC to
                                                              such Participants of the principal or
                                                              interest on the Book-Entry Notes.

                                                              Withholding Taxes. The amount of any
                                                              taxes required under applicable law to
                                                              be withheld from any interest payment
                                                              on a Book-Entry Note will be
                                                              determined and withheld by the
                                                              Participant, indirect participant in
                                                              DTC or other person responsible for
                                                              forwarding payments and materials

                                                -29-

                                                              directly to the beneficial owner of
                                                              such Note.

Settlement:                                                   The receipt by the Company of
                                                              immediately available funds in payment
                                                              for a Book-Entry Note and the
                                                              authentication and issuance of the
                                                              Global Security representing such Note
                                                              shall constitute "Settlement" with
                                                              respect to such Note. All orders
                                                              accepted by the Company will be
                                                              settled on the fifth Business Day
                                                              pursuant to the timetable for
                                                              Settlement set forth below unless the
                                                              Company and the purchaser agree to
                                                              Settlement on another day which shall
                                                              be no earlier than the next Business
                                                              Day following the date of sale.

Settlement                                                    Settlement Procedures with regard
Procedures:                                                   to each Book-Entry Note sold by the
                                                              Company through an Agent, as agent,
                                                              shall be as follows:

                                                     A.       Such Agent will advise the Company
                                                              by telephone (and will confirm in
                                                              writing on the same date) of the
                                                              following settlement information:

                                                              1.       Principal amount.

                                                              2.       Stated maturity.

                                                              3.       In the case of a Fixed Rate
                                                                       Book-Entry Note, the interest
                                                                       rate or in the case of
                                                                       Floating Rate Book-Entry Note,
                                                                       the initial interest rate (if
                                                                       known at such time), base
                                                                       rate, index maturity, interest
                                                                       reset period, interest reset
                                                                       dates, spread or spread
                                                                       multiplier (if any); minimum
                                                                       interest rate (if any) and
                                                                       maximum interest rate (if
                                                                       any).  Interest payment period
                                                                       and interest payment dates.

                                                              4.       Redemption provisions, if any.

                                                              5.       Repayment provisions, if any.

                                                              6.       Settlement date.

                                                              7.       Sale Date.

                                                              8.       Price.

                                                              9.       Agent's Commission, determined
                                                                       as provided in Section 1(a) of
                                                                       the Distribution Agreement
                                                                       between the Company and such
                                                                       Agent.

                                                              10.      Whether the Note is an
                                                                       original issue discount note,
                                                                       and if it is an original issue
                                                                       discount note, the total
                                                                       amount of original issue
                                                                       discount ("OID"), the yield to
                                                                       maturity and the initial
                                                                       accrual period OID.

                                                              11.      Net Proceeds to the Company.



                                                      B.      The Company will assign a CUSIP
                                                              number to the Global Security
                                                              representing such Note and then advise
                                                              AGENT by telephone or electronic
                                                              transmission (confirmed in writing at
                                                              any time on the same date) of the
                                                              information set forth in settlement
                                                              Procedure "A" above, such CUSIP number
                                                              and the name of such Agent. The
                                                              Company will also notify the Agent of
                                                              such CUSIP number by telephone as soon
                                                              as practicable. Each such communi-
                                                              cation by the Company shall constitute
                                                              a representation and warranty by the
                                                              Company to the Trustee and AGENT and
                                                              each Agent that (i) such Note is then,
                                                              and at the time of issuance and sale
                                                              thereof will be, duly authorized for
                                                              issuance and sale by the Company, (ii)
                                                              such Note, and the Global Security
                                                              representing such Note, will conform
                                                              with the terms of the Indenture
                                                              pursuant to which such Note and Global
                                                              Security are issued and (iii) upon
                                                              authentication and delivery of such
                                                              Global Security, the aggregate initial
                                                              offering price of all securities
                                                              issued under the Indenture will not
                                                              exceed [___________] or the equivalent
                                                              thereof in one or more currencies
                                                              (except for securities represented by,
                                                              authenticated and delivered in
                                                              exchange for or in lieu of securities
                                                              pursuant to Sections 2.08 and 2.09 of
                                                              the Indenture).

                                                     C.       AGENT will enter a pending deposit
                                                              message through DTC's Participant
                                                              Terminal System, providing the

                                                -31-

                                                              following settlement information to
                                                              DTC, such Agent, Standard & Poor's
                                                              Corporation and Interactive Data
                                                              Corporation:

                                                              1.       The information set forth in
                                                                       Settlement Procedure "A".

                                                              2.       Identification as a Fixed Rate
                                                                       Book-Entry Note or a Floating
                                                                       Rate Book-Entry Note.

                                                              3.       Initial interest payment date
                                                                       for such Note, number of days
                                                                       by which such date succeeds
                                                                       the related Regular Record
                                                                       Date, and if known, the amount
                                                                       of interest payable on such
                                                                       Interest Payment Date.

                                                              4.       The interest payment period.

                                                              5.       CUSIP number of the Global
                                                                       Security representing such
                                                                       Note.

                                                              6.       The Participant account
                                                                       numbers maintained by DTC on
                                                                       behalf of the Agents and
                                                                       AGENT.

                                                     D.       AGENT will complete such Note, stamp
                                                              the appropriate legend as instructed
                                                              by the Company in accordance with
                                                              DTC procedures, if not already set
                                                              forth thereon, and authenticate the
                                                              Global Security representing such
                                                              Note.

                                                     E.       DTC will credit such Note to AGENT's
                                                              participant account at DTC,

                                                     F.       AGENT will enter an SDFS deliver
                                                              order through DTC's Participant
                                                              Terminal System instructing DTC to
                                                              (i) debit such Note to AGENT's
                                                              participant account and credit such
                                                              Note to such Agent's participant
                                                              account and (ii) debit such Agent's
                                                              settlement account and credit
                                                              AGENT's settlement account for an
                                                              amount equal to the price of such
                                                              Note less such Agent's commission.
                                                              The entry of such a deliver order
                                                              shall constitute a representation
                                                              and warranty by AGENT to DTC that
                                                              (a) the Global Security representing
                                                              such Book-Entry Note has been issued
                                                              and authenticated and (b) AGENT is

                                                              holding such Global Security
                                                              pursuant to the Medium Term Note
                                                              Certificated Agreement between AGENT
                                                              and DTC.

                                                     G.       Such Agent will enter an SDFS
                                                              deliver order through DTC's
                                                              Participant Terminal System
                                                              instructing DTC (i) to debit such
                                                              Note to such Agent's participant
                                                              account and credit such Note to the
                                                              participant accounts of the
                                                              Participants with respect to such
                                                              Note and (ii) to debit the
                                                              settlement account of such
                                                              Participant and credit the
                                                              settlement account of such Agent for
                                                              an amount equal to the price of such
                                                              Note.

                                                     H.       Transfers of funds in accordance
                                                              with SDFS deliver orders described
                                                              in Settlement Procedures "F" and "G"
                                                              will be settled in accordance with
                                                              SDFS operating procedures in effect
                                                              on the settlement date.

                                                     I.       AGENT, upon confirming receipt of
                                                              such funds, will credit or wire
                                                              transfer to the account of the
                                                              Company maintained at AGENT, Account
                                                              Number 140025920, New York, New
                                                              York, in funds available for
                                                              immediate use in the amount
                                                              transferred to AGENT in accordance
                                                              with Settlement Procedure "F".

                                                     J.       The Agent will confirm the purchase
                                                              of such Note to the purchaser either
                                                              by transmitting to the Participants
                                                              with respect to such Note a
                                                              confirmation order or orders through
                                                              DTC's institutional delivery system
                                                              or by mailing a written confirmation
                                                              to such purchaser.

Settlement                                                    For orders of Book-Entry Notes
Procedures                                                    solicited by an Agent, as agent,
Timetable:                                                    and accepted by the Company for
                                                              Settlement on the first Business Day
                                                              after the sale date, Settlement
                                                              Procedures "A" through "J" set forth
                                                              above shall be completed as soon as
                                                              possible but no later than the
                                                              respective times (New York City
                                                              time) set forth below:

Settlement                                                                     Time
Procedure:                                                    A        11:00 A.M. on the sale date

                         B    12:00 Noon on the sale date
                         C     2:00 P.M. on the sale date
                         D     9:00 A.M. on settlement date
                         E    10:00 A.M. on settlement date
                         F-G   2:00 P.M. on settlement date
                         H     4:45 P.M. on settlement date
                         I-J   5:00 P.M. on settlement date

                         If a sale is to be settled more then one Business Day after the sale date, Settlement Procedures "A", "B", and "C" shall be completed as soon as practicable but no later than 11:00 A.M. to 12 Noon and 2:00 P.M., respectively on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business day following the trade date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                         If Settlement of a Book-Entry Note is rescheduled or cancelled, by no later than 2:00 P.M. on the Business Day preceding the settlement date, the Company will instruct AGENT to deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect, (AGENT will enter such message by no later than 2:00 P.M. on such Business Day.)

Failure to               If AGENT fails to enter an SDFS deliver order with
Settle:                  respect to a Book-Entry Note pursuant to Settlement
                         Procedure "F", AGENT may deliver to DTC, through DTC's
                         Participant Terminal System, as soon as practicable a withdrawal message instructing OTC to debit such Note to AGENT's participant account. DTC will process the withdrawal message, provided that AGENT's participant account contains a principal amount of the Global
                         Security representing
                         such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, AGENT will mark such Global Security "cancelled" and make appropriate entries in AGENT's records.


                         The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to less than the entire principal amount of a Global Security, AGENT will exchange such Global Security for two Global Securities, one of which shall represent the principal amount of such Global Security to which the withdrawal message relates and shall be cancelled immediately after issuance and the other of which shall represent the remaining principal amount previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                         If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser) such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Company will return to AGENT the funds transferred in accordance with Settlement Procedure "I" and will instruct AGENT to deliver the withdrawal message and take the related actions described in the preceding paragraph.

                         Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its

                         SDFS operating procedures then in effect. In the event of a failure to settle with respect to less than the entire principal amount of Global Security, AGENT will provide, in accordance with Settlement Procedures "D", for the authentication and issuance of a Global Security representing the remaining principal amount to have been represented by such Global Security and will make appropriate entries in its records.

PART III: Administrative Procedures For Certificated Notes

Currencies:              Certificated Notes will be denominated in U.S. dollars
                         or in such other currency or currency unit as specified in the Prospectus (the "Specified Currency").

Denominations:           The denomination of any Certificated Note will be a
                         minimum of $25,000 or any amount in excess thereof which is a multiple of $1,000, or the equivalent, as determined, and as specified by the appropriate agent, pursuant to the provisions of the Indenture, of U.S.
                         $25,000 (rounded down to a multiple of 1,000 units of such Specified Currency) and any amount in excess thereof which is a multiple of 1,000 units of such Specified Currency.

Registration:            Certificated Notes will be issued in fully registered
                         form,

Interest Payments:       Each Certificated Note which is a Fixed Rate Note, will
                         bear interest from the date of issue at the annual rate stated on the face thereof, payable semi-annually on March 15 and September 15 of each year, and at maturity subject to certain exceptions, and each Certificated
                         Note which is a Floating Rate Note will bear interest as determined in the manner set forth on the face thereof, payable on the date or dates set forth on the face thereof and will have the record dates as set forth in the Note.

                         Interest will be payable to the person in whose name the Certificated Note is registered at the close of business on the record date next preceding the interest payment date; provided, however, that (i) interest payable at maturity (whether or not the maturity date is an interest payment date) will be payable to this person to whom principal shall be payable, and (ii) the first payment of interest on any Certificated Note originally issued between a record date and an interest payment date will be payable to the person to whom such Certificated Note shall have been issued.

                         The date of issue of each Certificated Note will be the date of its authentication by AGENT, as Authenticating Agent, as provided in the Indenture.
                         The date of authentication of each Certificated Note will be the settlement date. Except as otherwise agreed to, interest (including payments for partial periods) on Fixed Rate Certificated Notes will be calculated on the basis of a 360-day year of twelve 30-day months and interest on Floating Rate Certificated Notes will be determined by the Company and the Purchaser thereof in accordance with the provisions of the Prospectus, Except as otherwise set forth in the Prospectus. all interest payments (excluding interest payments made on a date of maturity) will be made by check and mailed to the person entitled thereto as provided above.

                         On the fifth business day immediately preceding each interest payment date, AGENT will advise the Company and the Trustee of the aggregate amount of interest to be paid on the Certificated Notes therefore issued on such interest payment date and the currency or currency units in which such interest payments are to be made. AGENT will provide monthly to the Company's Treasury Department a list of the principal and interest to the extent ascertainable to be paid on the Notes maturing in the next succeeding month.

Settlement:              The receipt of immediately available funds by the
                         Company in payment for a Certificated Note and the
                                  authentication and issuance of such
                                  Certificated Note shall, with respect to such Certificated Note, constitute "Settlement". All orders accepted by the Company will be settled on the next business day pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that in the case of a delayed Settlement the Company will notify at least 24 hours prior to the time of Settlement.

Settlement Procedures:            Settlement Procedures with regard to each
                                  Certificated Note sold by an Agent shall be as follows:

                            A.    Such Agent will advise the Company by
                                  telephone or facsimile of the following
                                  settlement information:

                                  1. Exact name in which Certificated Note is to be registered.

                                  2. Exact address of the registered owner and address for payment of principal and interest.

                                  3.   Taxpayer identification number of the
                                       registered owner.

                                  4.   Principal amount of the Certificated
                                       Note.

                                  5.   Currency or currency unit.

                                  6.   Interest rate.

                                  7.   Base Rate.

                                  8.   Index maturity.

                                  9.   Initial interest rate.

                                  10.  Interest Reset Period.

                                  11.  Interest Reset Dates.

                                  12.  Interest Payment Periods.

                                  13.  Interest Payment Dates.

                                  14.  Redemption Provisions, if any.

                                  15.  Repayment Provisions, if any.

                                  16.  Whether the Note is an original issue
                                       discount note and if it is an original
                                       issue note, the total amount of original issue discount ("OID"), the yield to maturity and the initial accrual period OID.

                                  17.  Maximum interest rate.

                                  18.  Minimum interest rate.

                                  19.  Spread or spread multiplier.

                                  20.  Date of Certificated Note.

                                  21.  Settlement date.

                                  22.  Maturity date.

                                  23.  Agent's commission.

                                  24.  Net proceeding to the Company.

                                  25. Minimum denominations including the U.S. dollar equivalent thereof if denominated in other than U.S. dollars.

                                  26.  Calculation Agent.

                                  27.  All other items to be specified in any
                                       Note.

                            B. The Company will provide AGENT with the information listed in A (which, if provided orally, will be promptly confirmed in writing).

                            C.    AGENT will complete and distribute the
                                  preprinted 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Agents and the
                                  Trustee:

                                  1.   Note with customer confirmation.

                                  2.   Stub 1 - For Agent.

                                  3.   Stub 2 - For Company.

                                  4.   Stub 3 - For

                                       -----------------------.

                            D. AGENT will deliver the Certificated Note (with the confirmation) and stub 1 to the Agent or the Agent's agent.

                            E. The Agent will make payment to the Company in immediately available funds equal to the principal amount of the Certificated Note less any applicable commission or discount.

                            F. The Agent or the Agent's agent will deliver the Certificated Note (with confirmation) to the customer against payment in immediately available funds.

                            G. The Agent or the Agent's agent will obtain the acknowledgment of receipt of the Certificated Note by the customer through completion of stub 1.

                            H. AGENT will send by first class mail stub 2 to the Company. Periodically, AGENT will also send to the Company and the Trustee a statement setting forth the principal amount of the Certificated Notes outstanding as of that date after giving effect to such transaction and all other orders of which the Company has advised AGENT but which have not yet been settled.



Settlement                        For offers accepted by the Company, Settlement
Procedures                        Procedures "A" through "H" set forth above
Timetable:                        shall be completed on or before the respective
                                  times to the extent possible (New York City time) set forth below:

Settlement Procedures:                              Time

      A (1-3)                     11:00 A.M. on day prior to settlement.
      A (4-20)                     5:00 P.M. on day of order
      B                            1:00 P.M. on day prior to settlement.
      C-D                         12:00 P.M. on day of settlement
      E-F                          3:00 P.M. on day of settlement
      G-H                          4:30 P.M. on day of settlement

Fails: For orders received by an Agent, in the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note, such Agent will notify AGENT, and the Company, by telephone, confirmed in writing, and return the Certificated Note to AGENT. Upon receipt of the Certificated Note by AGENT, the Company will immediately credit an account designated by such Agent in an amount of immediately available funds equal to the amount previously credited in respect of the Note. Such credits will be made on the settlement date if possible, and in any event not later than the business day following the settlement date. The Agent shall deliver such Certificated Note to AGENT as soon as practicable. If such fail shall have occurred for any reason other than the failure of the Agent to provide the necessary information to the Company as described above for Settlement or to provide a confirmation to the purchaser within a reasonable period of time an described above, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when such funds were credited to the account of the Company.


                                  Immediately upon receipt of the Certificated
                                  Note in respect of which the fail occurred, AGENT will make appropriate entries in their records and AGENT will deliver such Certificated notes to the Trustee for cancellation in accordance with the Indenture.

Maturity:                         At maturity, the principal amount of each
                                  Certificated Note together with any accrued, but unpaid, interest will be payable in immediately available funds provided that the paying agent receives the Certificated Note, and appropriate information in time to make payments in such funds in accordance with its normal procedures. Certificated Notes presented to AGENT shall be delivered by AGENT to the Trustee which shall cancel such Notes in accordance with the Indenture.

Manner of Payment:                The total amount of any principal and interest
                                  due on Certificated Notes on any interest payment date or at maturity shall be paid by the

                                  Company to AGENT in immediately available funds as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Certificated Notes by wire transfer to AGENT or by instructing AGENT to withdraw funds from an account maintained by the Company at AGENT. The Company will confirm such instructions in writing to AGENT.

Authenticity                      The Agents will have no obligation or
of Signatures:                    liability to the Company or AGENT in respect
                                  of the authenticity of the signature of any officer, employee or agent of the Company or AGENT on any Certificated Note.

Calculation of Interest:          The provisions set forth under "Calculation of
                                  Interest" in Part II of these Administrative
                                  Procedures shall apply mutatis mutandi with respect to Certificated Notes.